SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Eaton Vance Growth Trust
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EATON VANCE WORLDWIDE HEALTH SCIENCES FUND Two International Place Boston, Massachusetts 02110

May 16, 2011

Dear Shareholder:

     We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Worldwide Health Sciences Fund (the “Fund”), a series of Eaton Vance Growth Trust (the “Trust”), on Friday, July 1, 2011 to consider two proposals that are described in greater detail in the enclosed proxy statement. Please read the enclosed information carefully and submit your vote promptly.

     The Fund invests substantially all of its assets in Worldwide Health Sciences Portfolio (the “Portfolio”). The investment adviser to the Portfolio is OrbiMed Advisors LLC (“OrbiMed”). Eaton Vance Management (“EVM”) currently serves as administrator to the Portfolio and manager of the Fund. The Fund’s investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. For its services as investment adviser to the Portfolio, OrbiMed currently receives an asset-based investment advisory fee which may be adjusted upward or downward based on the investment performance of the Portfolio compared to the Standard & Poor’s 500 Index (the “S&P 500 Index”) over specified time periods. EVM currently receives an asset-based fee for serving as administrator to the Portfolio and manager of the Fund.

     The Trustees have determined to recommend that the shareholders of the Fund approve: 1) an amended and restated investment advisory agreement between the Portfolio and OrbiMed to change the rate of the asset-based advisory fee and the maximum performance fee adjustment, as well as the benchmark index used to calculate the performance fee from the S&P 500 Index to the MSCI World Health Care Index; and 2) a new management agreement between EVM and the Portfolio which will replace the current administration agreement between EVM and the Portfolio, which includes a change in the rate of the fee payable to EVM. These changes require your approval. It is important to note that the aggregate of the asset-based advisory fee and management fee rates payable under the new agreements is lower than the aggregate asset-based fee rates payable under the current agreements. In addition, the maximum advisory fee performance adjustment is proposed to be changed from 0.25% annually to 0.15% annually.

     We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, the Fund does need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help the Fund avoid the expense of additional mailings and avoid additional solicitations by telephone or other means.

     If you would like additional information concerning either proposal, please call one of our service representatives at 1-866-615-7268 Monday through Friday between 9:30 a.m. – 9:00 p.m. (Eastern Time) and Saturday between 10:00 a.m. – 6:00 p.m. (Eastern Time). Your participation in this vote is extremely important.

Sincerely, /s/ Duncan W. Richardson Duncan W. Richardson President Eaton Vance Growth Trust

Your vote is important – please return your proxy card promptly.

Shareholders are urged to sign and mail the enclosed proxy in the enclosed postage prepaid envelope or vote by telephone or over the Internet by following the enclosed instructions. Your vote is important whether you own a few shares or many shares.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND Two International Place Boston, Massachusetts 02110

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on Friday, July 1, 2011: The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Eaton Vance website at www.eatonvance.com, by selecting “Individual Investors” and then “Investor Resources” followed by “Important Fund Documents”.

     A Special Meeting of Shareholders of Eaton Vance Worldwide Health Sciences Fund (the “Fund”), a series of Eaton Vance Growth Trust (the “Trust”), will be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, July 1, 2011 at 3:00 p.m. (Eastern Time) for the following purposes:

1.	To consider and act upon a proposal to approve an amended and restated Investment Advisory Agreement between OrbiMed Advisors LLC (“OrbiMed”) and Worldwide Health Sciences Portfolio (the “Portfolio”);

2.	To consider and act upon a proposal to approve a new Management Agreement between Eaton Vance Management (“EVM”) and the Portfolio, which will replace the current Administration Agreement between EVM and the Portfolio; and

3.	To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

     These proposals are discussed in greater detail in the following pages.

     The meeting is called pursuant to the By-Laws of the Trust. The Board of Trustees of the Trust has fixed the close of business on May 6, 2011 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

By Order of the Board of Trustees /s/ Maureen A. Gemma Maureen A. Gemma Secretary

May 16, 2011 Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees avoid the necessity and additional expense to the Fund of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND Two International Place Boston, Massachusetts 02110

PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of a Special Meeting of Eaton Vance Worldwide Health Sciences Fund (the “Fund”) to be held at 3:00 p.m. on July 1, 2011 at Two International Place, Boston, MA 02110, for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting. Shareholders may also vote by telephone or over the Internet. The proxy is solicited on behalf of the Board of Trustees of the Trust. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Fund’s proxy tabulator, Broadridge Financial Solutions, Inc., or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. If you attend the meeting in person, please be prepared to present photo identification and proof of your share ownership. This proxy material is initially being mailed to shareholders on or about May 16, 2011. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means. By returning your proxy card promptly, you can avoid additional solicitations by telephone or other means.

     The Trustees have fixed the close of business on May 6, 2011 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of May 6, 2011, there were 108,837,708.425 shares of beneficial interest of the Fund outstanding consisting of Class A, B, C, I and R shares.

     The persons who held of record more than 5% of the outstanding shares of any class of shares of the Fund as of May 6, 2011 are set forth in Exhibit A. To the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of the Fund. The Trustees and executive officers of the Trust and Portfolio individually and as a group own beneficially less than 1% of the outstanding shares each class of the Fund as of May 6, 2011. Shareholders of all classes of shares of the Fund will vote jointly on each proposal.

     The Trustees know of no business other than the business mentioned in Proposals One and Two of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

     The Fund has previously sent its Annual Report and Semiannual Report to its shareholders. The Fund will furnish without charge a copy of the Fund’s most recent Annual Report and the most recent Semiannual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should: (i) access them at www.eatonvance.com; (ii) write to the Fund c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator, Mutual Fund Operations; or (iii) call 1-800-262-1122 Monday through Friday between 8:00 a.m. – 6:00 p.m. (Eastern Time).

QUESTIONS AND ANSWERS

WHAT IS BEING PROPOSED?

You are being asked to vote on two proposals. The first proposal is to amend and restate the advisory agreement between the Worldwide Health Sciences Portfolio (the “Portfolio”) and OrbiMed Advisors LLC (“OrbiMed”). The second proposal is to approve a proposed management agreement between the Portfolio and Eaton Vance Management (“EVM”), which will replace the current administration agreement between EVM and the Portfolio.

WHAT EFFECT WILL THE PROPOSED CHANGES HAVE ON THE INVESTMENT MANAGEMENT OF THE PORTFOLIO?

OrbiMed (or its predecessor entity) and EVM have provided management services to the Portfolio since its inception. The proposed changes are not expected to have any effect on the nature or quality of such services.

WHAT EFFECT WILL THE PROPOSED CHANGES HAVE ON THE INVESTMENT ADVISORY FEE RATE AND THE MANAGEMENT FEE RATE PAYABLE BY THE PORTFOLIO?

The aggregate of the asset-based advisory and management fee rates payable to OrbiMed and EVM, respectively, is reduced under the proposed advisory and management agreements. In the case of the proposed advisory agreement, the rate of the maximum performance adjustment is changed (see below). While the fee rate payable to EVM increases under the proposed management agreement, the aggregate asset-based fee rate payable under the proposed advisory and management agreements will be lower after the implementation of the new agreements. In addition, the fee schedule used to calculate the asset-based fee under the proposed advisory agreement is modified to eliminate higher fee rates applicable to average daily net assets of under $50 million.

HOW IS THE PERFORMANCE ADJUSTMENT UNDER THE ADVISORY AGREEMENT CHANGING?

After considering recommendations from OrbiMed and EVM, the Board determined to change the benchmark for determining the performance adjustment under the advisory agreement to the MSCI World Health Care Index from the S&P 500 Index. The MSCI World Health Care Index more closely resembles the composition of the Portfolio, including the universe of securities considered for investment by the Portfolio and, as such, the interests of the Portfolio and OrbiMed would more closely align if the benchmark were changed. In addition, the maximum amount of the performance adjustment (plus or minus) would be changed from a maximum of 0.25% annually to 0.15% annually.

WHY AM I BEING ASKED TO APPROVE A PROPOSED MANAGEMENT AGREEMENT?

Under the current administration agreement, EVM has provided the Portfolio with certain administrative services since its inception. Under the proposed management agreement, EVM will continue to provide the current administrative services, but also will provide additional management services including overseeing and monitoring the activities and services provided by the investment adviser and providing periodic reports to the Board with respect thereto. As such, the Board concluded it is appropriate for the proposed management agreement to be approved by shareholders. In addition, as noted above, the fee payable to EVM under the proposed management agreement will increase relative to the fee payable to it under the current administration agreement. As noted above, the aggregate asset-based fee rate payable under the proposed advisory and management agreements will be lower after the implementation of the new agreements.

WHAT IS THE RECOMMENDATION OF THE BOARD OF TRUSTEES?

The Trustees recommend that you vote in favor of both proposals.

WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE PROPOSALS?

If both proposals are not approved, the current advisory agreement and the current administration agreement will continue and the Board will consider what actions, if any, may be appropriate.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed proxy card, then mailing it in the postage-paid envelope provided. Alternatively, you can vote by telephone by calling the toll-free number on your proxy card or by computer by going to the internet address provided on your proxy card, and following the instructions given, using your proxy card as a guide.

IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

Yes, a written proxy is revocable prior to the meeting by sending a signed written note with instructions to the Fund’s proxy tabulator, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked in the same manner as written proxies.

WHAT IS THE REQUIRED VOTE TO APPROVE THE PROPOSALS?

Implementation of each proposal is contingent upon the approval of the other proposal. Approval of Proposal 1 and Proposal 2 each require the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Portfolio, or (b) 67% or more of the voting securities of the Portfolio present at a meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. The Fund, as an interest holder in the Portfolio, will cast its votes with respect to the Portfolio’s new advisory and management agreements in the same proportion as the votes cast by Fund shareholders at the meeting.

BACKGROUND

     The investment objective of the Fund is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. The Fund currently seeks to meet its objective by investing in the Portfolio, a separate open-end investment company that has the same objective and policies as the Fund. At August 31, 2010, the Fund owned 99.9% of the Portfolio’s outstanding interests.

     OrbiMed currently provides investment advisory services to the Portfolio pursuant to an Investment Advisory Agreement dated June 24, 1996 (the “Current OrbiMed Agreement”) and EVM currently provides administrative services to the Portfolio pursuant to an Administration Agreement dated June 24, 1996 (the “Current EVM Agreement”). At a meeting held on February 7, 2011, the Board of Trustees of the Portfolio, including the Trustees who are not “interested persons” of the Portfolio, approved (i) an amended and restated Investment Advisory Agreement pursuant to which OrbiMed will continue to provide investment advisory services to the Portfolio (the “Proposed OrbiMed Agreement”); (ii) a new Management Agreement with EVM pursuant to which EVM will be responsible for the administration, compliance and oversight of the Portfolio (the “Proposed EVM Agreement”); and (iii) the termination of the Current EVM Agreement, contingent upon the approval of the Proposed EVM Agreement. The Proposed OrbiMed Agreement and the Proposed EVM Agreement (referred to collectively as the “New Agreements”) are subject to the approval of the shareholders of the Fund (as an interestholder in the Portfolio).

     The amounts payable to OrbiMed and EVM under the New Agreements will be changed as described in Proposals 1 and 2 below. The effect of the changes to the asset-based fee rates under the New Agreements is that the aggregate asset-based fee rate payable by the Portfolio to OrbiMed and EVM will be reduced. In addition, the benchmark for the performance adjustment to the asset-based advisory fee will change from the Standard & Poor’s 500 Index (the “S&P 500 Index”) to the MSCI World Health Care Index (the “MSCI Index”), which is designed to measure the equity market performance of health care sector securities within the Morgan Stanley Capital International World Index. The maximum amount of the performance adjustment also will be changed from 0.25% annually to 0.15% annually.

PROPOSAL 1. APPROVAL OF THE PROPOSED ORBIMED AGREEMENT

     At a meeting of the Board of Trustees of the Portfolio held on February 7, 2011, the Trustees approved the Proposed OrbiMed Agreement which reflects the following changes:

  the asset-based advisory fee rate under the Proposed OrbiMed Agreement is approximately one-third lower than the advisory fee rate payable under the Current OrbiMed Agreement;
  the fee schedule eliminates the higher fee rates applicable under the Current OrbiMed Agreement to average daily net assets of less than $50 million;
  the rate of the maximum performance fee adjustment is changed from 0.25% annually to 0.15% annually; and
  the benchmark for measuring the performance adjustment is changed from the S&P 500 Index to the MSCI Index.

     The termination provisions of the Current OrbiMed Agreement also have been updated and the manner for implementing the change in the benchmark is addressed in the Proposed OrbiMed Agreement. In all other material respects, the Proposed OrbiMed Agreement is the same as the Current OrbiMed Agreement. A copy of the Proposed OrbiMed Agreement marked to show changes from the Current OrbiMed Agreement is included as Exhibit B. The implementation of the Proposed OrbiMed Agreement is contingent upon the approval of Proposal 2.

OrbiMed Advisors LLC

     OrbiMed (also referred to herein as the “Adviser”), 767 3rd Avenue, New York, NY 10017, is the Portfolio’s investment adviser pursuant to the Current OrbiMed Agreement. OrbiMed, or its predecessor entity, has been the investment adviser of the Portfolio since it commenced operations in 1996 and of the Portfolio’s predecessor since 1989. Samuel D. Isaly serves as the President of the Portfolio and owns more than 50% but less than 75% of OrbiMed. Listed below are the names and principal occupations of the principal executive officer and members of OrbiMed. The principal address of each individual as it relates to his or her duties at OrbiMed is the same as that of OrbiMed.

Name	Principal Occupation

Samuel D. Isaly	Managing Member
Sven H. Borho	Member
Michael B. Sheffery	Member
Carl Gordon	Member
Jonathan T. Silverstein	Member
William C. Neild	Member
Geoffrey C. Hsu	Member

     The Trustees and Officers of the Trust and the Portfolio and their principal occupations are set forth in Exhibit C to this Proxy Statement. The Current OrbiMed Agreement was most recently submitted to a vote of Portfolio interestholders on June 5, 1995 in connection with its initial approval. For the fiscal year ended August 31, 2010, OrbiMed received advisory fees from the Portfolio of $12,030,210. Under an agreement with Eaton Vance Distributors, Inc. (“EVD”), OrbiMed pays EVD from its own resources in an amount equal to one-third of its advisory fee receipts from the Portfolio for EVD’s portfolio placement agent efforts. For the fiscal year ended August 31, 2010, OrbiMed paid EVD $4,010,070 pursuant to this agreement. If Proposals 1 and 2 are approved, this agreement will be terminated. OrbiMed does not serve as adviser to any other similarly managed U.S. registered investment company.

The Current OrbiMed Agreement and the Proposed OrbiMed Agreement

     Except for the proposed changes to the Current OrbiMed Agreement described above, the Proposed OrbiMed Agreement is substantially similar to the Current OrbiMed Agreement. A summary of these Agreements is provided below. A copy of the Proposed OrbiMed Agreement marked to show changes from the Current OrbiMed Agreement is included as Exhibit B. Please review it carefully as the following description is only a summary.

     Under both the Current OrbiMed Agreement and the Proposed OrbiMed Agreement, OrbiMed is responsible for managing the investment and reinvestment of the Portfolio’s assets and providing continuous investment advice regarding the purchase and sale of securities held by the Portfolio, subject to the supervision of the Portfolio’s Board of Trustees. OrbiMed also provides office space to the Portfolio and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio and pays the salaries and fees of all officers and Trustees of the Portfolio who are members of its organization and all personnel of the Adviser performing services relating to research and investment activities.

     Under both the Current OrbiMed Agreement and the Proposed OrbiMed Agreement, the Portfolio pays all expenses incident to its organization, operations, and business not specifically assumed by OrbiMed, including commissions, fees and other expenses connected with buying, selling and holding securities and other investments; auditing, accounting and legal expenses; taxes and interest; governmental fees; expenses of issue, sale and redemption of interests in the Portfolio; expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and preparing and printing registration statements or other offering statements; expenses of registering and maintaining registrations of the Portfolio and of the Portfolio’s placement agent as broker-dealer or agent under state securities laws; expenses of reports and notices to interestholders and of meetings of interestholders and proxy solicitations therefore; expenses of reports to governmental officers and commissions; insurance expenses; association membership dues; fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio; fees, expenses and disbursements of transfer agents, dividend disbursing agents, interestholder servicing agents and registrars for all services to the Portfolio; compensation and expenses of Trustees of the Portfolio who are not members of OrbiMed’s or EVM’s organization; and such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolio to indemnify its Trustees, officers and interestholders with respect thereto.

     Under both the Current OrbiMed Agreement and the Proposed OrbiMed Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations under the agreement, OrbiMed shall not be liable to the Portfolio or any Portfolio interestholder for acts or omissions or for any investment type losses in connection with the services it provides.

     The Current OrbiMed Agreement was most recently approved by the Trustees, including all of the Trustees who are not interested persons of the Adviser (the “Independent Trustees”), on April 25, 2011. Provided it is not superseded by the Proposed OrbiMed Agreement, the Current OrbiMed Agreement will continue in effect until April 30, 2012 and thereafter from year to year so long as such continuance is approved at least annually by a majority of the Independent Trustees, and by either a majority of the outstanding voting securities of the Portfolio or the Trustees of the Portfolio. The Proposed OrbiMed Agreement was approved by the Trustees at a meeting on February 7, 2011, and if approved by shareholders, shall remain in full force and effect through and including April 30, 2012 and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after April 30, 2012 is specifically approved at least annually (i) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio and (ii) by the vote of a majority of the Independent Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval. Each such Agreement also provides it (i) may be terminated, without the payment of any penalty on 60 days’ advance written notice, by OrbiMed or by the Trustees of the Portfolio, and the Portfolio may, at any time upon such written notice to OrbiMed, terminate the agreement with respect to OrbiMed by vote of a majority of the outstanding voting securities of the Portfolio; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Portfolio who are not interested persons of the Adviser or the Portfolio, and, to the extent required by the Investment Company Act of 1940 (the “1940 Act”), the vote of a majority of the outstanding voting securities of the Portfolio.

     Proposed Advisory Fee Changes. Under both the Current OrbiMed Agreement and the Proposed OrbiMed Agreement, the Portfolio pays OrbiMed an investment advisory fee that consists of two components: (i) an asset-based investment advisory fee (the “Base Fee”) and (ii) a performance adjustment (the “Performance Adjustment”). The rates of both the Base Fee and Performance Adjustment are reduced under the Proposed OrbiMed Agreement. In addition, higher fee rates applicable to average daily net assets of under $50 million in the Current OrbiMed Agreement (see the table below) are eliminated under the Proposed OrbiMed Agreement. As discussed in Proposal 2 below, a portion of the amount of the Base Fee reduction under the Proposed OrbiMed Agreement is proposed to be included in the management fee payable under the Proposed EVM Agreement. However, the aggregate asset-based fee rate payable under the Proposed OrbiMed Agreement and Proposed EVM Agreement will be lower than the aggregate asset-based fee rate payable under the Current OrbiMed Agreement and the Current EVM Agreement.

     The Base Fee. Under the Proposed OrbiMed Agreement, the amount of the Base Fee would be revised as follows:

	Current	Proposed
	Annual Base	Annual Base
Asset Level (based on average daily net assets)	Fee	Fee

up to $30 million	1.00%	0.50%
$30 million up to $50 million	0.90%	0.50%
$50 million up to $500 million	0.75%	0.50%
$500 million but less than $1 billion	0.70%	0.47%
$1 billion but less than $1.5 billion	0.65%	0.43%
$1.5 billion but less than $2 billion	0.60%	0.40%
$2 billion but less than $2.5 billion	0.55%	0.37%
$2.5 billion and over	0.50%	0.33%

     The Performance Adjustment. Since the inception of the Portfolio in 1996, the Current OrbiMed Agreement has provided that the Base Fee is subject to upward or downward adjustment of up to 0.25% annually to the extent the Portfolio’s investment performance differs by at least one percentage point from the performance of the S&P 500 Index (the “Performance Adjustment”). The Board believes that the Performance Adjustment aligns the interests of OrbiMed with those of investors in the Portfolio (including the Fund), and as such, is beneficial to investors in the Portfolio. Under the Proposed OrbiMed Agreement, the Performance Adjustment would be modified and the Base Fee would be subject to upward or downward adjustment of up to 0.15% annually to the extent the Portfolio’s investment performance differs by at least one percentage point from the performance of the MSCI Index.

     Under both the Current OrbiMed Agreement and the Proposed OrbiMed Agreement, one twelfth (1/12) of the Performance Adjustment is applied each month to the Portfolio’s average daily net assets over the entire performance period, which is based on a rolling period of up to and including the most recent 36 months (the “Performance Adjustment Period”). If the Proposed OrbiMed Agreement is approved, commencing on the effective date of the Proposed OrbiMed Agreement, the Performance Adjustment would be the blended record of (i) the S&P 500 Index for the period prior to the effective date and (ii) the MSCI Index for the period after the effective date. That means that as each month of the S&P 500 Index’s performance rolls off, a month of the MSCI Index’s performance would be added to the Performance Adjustment Period.

     Under both the Current OrbiMed Agreement and the Proposed OrbiMed Agreement, the Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by the Portfolio, depending upon the total return performance of the Portfolio after expenses relative to the performance of the benchmark index over the Performance Adjustment Period. No Performance Adjustment is applied unless the difference between the Portfolio’s total return performance and the investment record of the Portfolio’s benchmark index is at least one percentage point from the benchmark index (positive or negative) over the same time period. Because the Performance Adjustment is tied to the Portfolio’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase OrbiMed’s fee even if the Portfolio’s total return has been negative during the Performance Adjustment Period and could decrease OrbiMed’s fee even if the Portfolio’s total return has been positive during the Performance Adjustment Period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the month for the Base Fee, versus average daily net assets during the Performance Adjustment Period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating the performance of both the Portfolio and the benchmark index.

     Comparison of Proposed and Current Benchmark Indices. If Proposals 1 and 2 are approved by shareholders, the Portfolio will change its benchmark index for measuring the Performance Adjustment from the S&P 500 Index to the MSCI Index. The MSCI Index is an unmanaged capitalization-weighted equity index designed to measure the equity market performance of health care related securities in developed markets. As of January 12, 2011, the MSCI Index consisted of 120 health care related securities. The S&P 500 Index is an unmanaged index of common stocks trading in the U.S representing multiple industries. The composition of the Portfolio, including the universe of securities considered for investment by the Portfolio, more closely resembles the MSCI Index than the S&P 500 Index and, accordingly, the interests of the Portfolio and OrbiMed would be more closely aligned by changing the benchmark index to the MSCI Index.

     The following chart compares the calendar year performance of the S&P 500 Index and the MSCI Index for the past ten years. The chart shows how the two benchmarks have performed differently at times over this period.

Year	S&P 500 Index	MSCI Index
2010	15.06%	2.41%
2009	26.47%	18.89%
2008	-36.99%	-21.50%
2007	5.49%	3.94%
2006	15.78%	10.47%
2005	4.91%	9.00%
2004	10.87%	6.00%
2003	28.67%	19.50%
2002	-22.09%	-17.98%
2001	-11.88%	-13.24%
Source: Lipper, Inc.

     The following line graph compares the monthly performance of the S&P 500 Index and the MSCI Index for the thirty-six month period ended August 31, 2010 (the Portfolio’s most recent fiscal year end). The graph shows how the two benchmarks have performed differently at times over this period. Additional information about the monthly return of each Index and the Portfolio can be found on Exhibit D. A comparison of the annualized realized volatility of the S&P 500 Index and the MSCI Index over the five and ten year periods ended December 31, 2010 is also included on Exhibit D.

     Impact of Proposed Changes to the Advisory Fees. Because the change in the Portfolio’s Base Fee, Performance Adjustment and the benchmark index will be implemented prospectively, the future impact on the advisory fees paid by the Portfolio to OrbiMed will depend upon the Portfolio’s future performance. However, the past performance of the S&P 500 Index, the MSCI Index, and the Portfolio can be used to show what the impact would have been on the investment advisory fee rate for the two most recent fiscal years ended August 31, 2010 if the Proposed OrbiMed Agreement had been in effect during those periods.

     The following table shows: (i) the dollar amount of the actual advisory fee paid by the Portfolio for its fiscal years ended August 31, 2009 and August 31, 2010 based on the current Base Fee, the current Performance Adjustment and the S&P 500 Index as the benchmark index; (ii) the dollar amount of the pro forma advisory fee that would have been paid by the Portfolio based on the current Base Fee, the current Performance Adjustment and the MSCI Index as the benchmark index; and (iii) the difference between the actual fees paid and the pro forma fees using the MSCI Index in dollars and as a percentage of the actual fees paid.

	Actual Advisory Fees	Pro Forma Advisory
Year Ended	Paid	Fees Paid	Difference $ / %

8/31/09	$13,764,626*	$13,711,967*	($52,659 / (0.38%)
8/31/10	$12,030,210*	$12,030,210*	0 / 0

*Actual and pro forma advisory fees paid include fees allocated from Cash Management Portfolio of $115,675 and $21,981 for the periods ended August 31, 2009 and August 31, 2010, respectively.

     As reflected in the table above, the Portfolio would have paid lower advisory fees if the MSCI Index had been used to calculate the Performance Adjustment for the year ended August 31, 2009. The Portfolio would have paid the same fee using the S&P 500 Index or the MSCI Index for the year ended August 31, 2010 because the Portfolio outperformed both the S&P 500 Index and the MSCI Index over the Performance Adjustment Period by an amount that resulted in the maximum performance adjustment.

     The following table shows: (i) the dollar amount of the actual advisory fee paid by the Portfolio for the Fund’s fiscal year ended August 31, 2009 and August 31, 2010 based on the current Base Fee, the current Performance Adjustment and the S&P 500 Index as the benchmark index; (ii) the dollar amount of the pro forma advisory fee that would have been paid by the Portfolio based on the proposed Base Fee, the proposed Performance Adjustment and the MSCI Index as the benchmark index; and (iii) the difference between the actual fees paid and the pro forma fees using the proposed Base Fee, the proposed Performance Adjustment and the MSCI Index in dollars and as a percentage of the actual fees paid.

	Actual Advisory Fees	Pro Forma Advisory
Year Ended	Paid	Fees Paid	Difference $ / %

8/31/09	$13,764,626*	$8,767,263*	($4,997,363) / (36.3%)
8/31/10	$12,030,210*	$7,708,704*	($4,321,506) / (35.9%)

*Actual and pro forma advisory fees paid include fees allocated from Cash Management Portfolio of $115,675 and $21,981 for the periods ended August 31, 2009 and August 31, 2010, respectively.

     While the pro forma advisory fee payable under the Proposed OrbiMed Agreement as shown above would have been lower than the actual advisory fee paid during the periods, the pro forma management fee payable under the Proposed EVM Agreement would have been more. The table below compares the fees paid for the fiscal years ended August 31, 2009 and August 31, 2010 under the Current OrbiMed Agreement and Current EVM Agreement to the pro forma fees that would have been paid over the same period under the Proposed OrbiMed Agreement and the Proposed EVM Agreement (assuming that the MSCI Index was used for the full Performance Adjustment Period for the Proposed OrbiMed Agreement).

	Actual Advisory and	Pro Forma Advisory and
Year Ended	Administrative Fees Paid	Management Fees	Difference $ / %

8/31/09	$16,435,559	$13,156,629	($3,278,930) / (20%)
8/31/10	$14,461,706	$11,710,836	($2,750,870) / (19%)

     It is important to note that the amount of the Performance Adjustment is impacted not only by the performance of the Portfolio compared to its benchmark, but also by the average daily net assets of the Portfolio over the Performance Adjustment Period. If the average daily net assets of the Portfolio remain constant during the Performance Adjustment Period, current net assets will be the same as average net assets over the Performance Adjustment Period and the maximum proposed Performance Adjustment (plus or minus) would be equivalent to an annual rate of 0.15% of current net assets. When current net assets vary from net assets over the Performance Adjustment Period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15% annually, depending upon whether the net assets of the Portfolio had been increasing or decreasing (and the amount of such increase or decrease) during the Performance Adjustment Period. For instance, if current assets are greater than average net assets over the Performance Adjustment Period, the Performance Adjustment would be a less significant portion of the total advisory fee paid than if the current net assets were less than the average net assets over such period. A graphical depiction of the hypothetical impact of fluctuating average daily net assets on the Performance Adjustment can be found on Exhibit E.

     Under extreme circumstances, involving underperformance and a rapidly shrinking asset base, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee (meaning that the advisory fee becomes a negative amount). In such circumstances, OrbiMed would reimburse the Portfolio by the amount that the Performance Adjustment exceeds the Base Fee. EVM has agreed to reimburse OrbiMed for any net amounts it was required to pay to the Portfolio in a fiscal year.

     Implementation of Proposed Changes to Advisory Fees. If Proposals 1 and 2 are approved, the changes to the rate of the Base Fee, the rate of the Performance Adjustment and the change in the benchmark index will be implemented on a prospective basis beginning on or about August 1, 2011 or as soon as practicable following the date of shareholder approval. However, because the Performance Adjustment is based upon a rolling 36-month Performance Adjustment Period, comparisons to the MSCI Index will not be fully implemented for 36 months after the effective date of the Proposed OrbiMed Agreement. During this transition period, the Portfolio’s return will be compared to a blended index return that reflects the performance of the S&P 500 Index for the portion of the Performance Adjustment Period prior to use of the MSCI Index, and the performance of the MSCI Index for the remainder of the period. For example, for the first month after the implementation of the Proposed OrbiMed Agreement, the performance adjustment would be based on the performance of the S&P 500 Index for the past 35 months (performance which occurred before the Proposed OrbiMed Agreement was implemented) and the MSCI Index for the most recent month ended (performance that occurred after the Proposed OrbiMed Agreement was implemented). At the conclusion of the transition period (36 months), the performance of the S&P 500 Index would be eliminated from the Performance Adjustment calculation, and the calculation would include only the performance of the MSCI Index.

A comparison of the current and pro forma expenses can be found on pages 14 and 15. Information concerning the Board’s approval of the proposals and recommendation follows Proposal 2 and can be found on page 16.

Vote Required to Approve Proposal 1

     Approval of the Proposed OrbiMed Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Portfolio, or (b) 67% or more of the voting securities of the Portfolio present at a meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. The Fund will cast its votes with respect to the Proposed OrbiMed Agreement in the same proportion as the votes cast by Fund shareholders at the meeting. As noted above, the implementation of the Proposed OrbiMed Agreement is contingent on approval of Proposal 2.

     If Proposal 1 or Proposal 2 is not approved, the Current OrbiMed Agreement will continue and the Board will consider what actions, if any, may be appropriate.

The Board of Trustees of the Trust recommends that the shareholders of the Fund vote FOR the approval of the Proposed OrbiMed Agreement between OrbiMed and the Portfolio.

PROPOSAL 2. APPROVAL OF THE NEW MANAGEMENT AGREEMENT

     At a meeting of the Board of Trustees of the Portfolio held on February 7, 2011 the Trustees approved the Proposed EVM Agreement between EVM and the Portfolio to replace the Current EVM Agreement. The Proposed EVM Agreement differs from the Current EVM Agreement as follows:

  the duties of EVM under the Proposed EVM Agreement would be expanded to include the duty to oversee the activities and services of OrbiMed under the Proposed OrbiMed Agreement as described in further detail below; and
  the management fee payable under the Proposed EVM Agreement would be higher than the fee under the Current EVM Agreement.

     The termination provisions of the Current EV Agreement also have been updated in the Proposed EVM Agreement. In all other material respects, the Proposed EVM Agreement is substantially similar to the Current EVM Agreement. A copy of the Proposed EVM Agreement is included as Exhibit F. The implementation of the Proposed EVM Agreement is contingent on approval of Proposal 1.

EVM

     EVM is a business trust organized under the laws of The Commonwealth of Massachusetts. Eaton Vance, Inc. (“EV”) serves as trustee of EVM. EV and EVM are wholly-owned subsidiaries of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. EVM currently serves as administrator of the Portfolio and manager of the Fund. Thomas E. Faust Jr., Chief Executive Officer and President of EVM, also serves as a Trustee of the Fund and the Portfolio. For the fiscal year ended August 31, 2010, EVM received administrative services fees from the Portfolio of $2,431,496 and received management fees of $2,711,124 from the Fund. EVD acts as the principal underwriter for the Fund and as placement agent for the Portfolio. The Fund accrued and/or paid $5,581,665 pursuant to Fund distribution plans, of which $1,819,922 was retained by EVD for the year ended August 31, 2010. As noted above, OrbiMed paid EVD $4,010,070 from its own resources for EVD’s portfolio placement efforts for the year ended August 31, 2010. The business address of EVM and EVD is Two International Place, Boston, Massachusetts 02110. EVM is not paid a fee for serving as administrator to any other similarly managed U.S. registered investment company.

The Current EVM Agreement and the Proposed EVM Agreement

     Except for the proposed changes to the Current EVM Agreement described above, the Proposed EVM Agreement is substantially similar to the Current EVM Agreement. A summary of these Agreements is provided below. A copy of the Proposed EVM Agreement is included as Exhibit F. Please review it carefully as the following description is only a summary.

     Under both the Current EVM Agreement and the Proposed EVM Agreement EVM manages and administers the affairs of the Portfolio, subject to the supervision of the Trustees of the Portfolio, for the period and on the terms set forth in the agreement. EVM furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for administering the affairs of the Portfolio.

     Under the Current EVM Agreement, EVM's services include recordkeeping, preparation and filing of documents required to comply with Federal and state securities laws, supervising the activities of the custodian of the Portfolio, providing assistance in connection with meetings of the Trustees and of Holders of Interests in the Portfolio and other management and administrative services necessary to conduct the business of the Portfolio and monitoring and providing reports to the Trustees of the Portfolio concerning the investment performance achieved by the Adviser for the Portfolio. Under the Proposed EVM Agreement, EVM’s services also will include overseeing the activities and services of OrbiMed under the Proposed OrbiMed Agreement.

     Under the Proposed EVM Agreement, EVM’s services would include (but are not limited to) the following: (i) arranging for and assisting in the preparation and assembly of all financial and related reporting required to be filed by the Portfolio with the Securities and Exchange Commission (the “SEC”) on Forms N-CSR, N-Q and N-SAR, or on such other form as the SEC may require, and the filing of such reports with the SEC; (ii) reviewing the provision of services by the Portfolio’s independent accountants, including, but not limited to, the audit by such accountants of financial statements of the Portfolio and the preparation by such accountants of the Portfolio’s federal, state and local tax returns; and making such reports and recommendations to the Trustees of the Portfolio concerning the performance of the independent accountants as the Trustees deem appropriate; (iii) arranging for the filing with the appropriate authorities all required federal, state and local tax returns and monitoring compliance with Subchapter M of the Internal Revenue Code and making recommendations regarding distributions from income and capital gains in connection therewith; (iv) arranging for meetings of Holders of the Portfolio and preparing materials relating to Holder meetings; (v) overseeing and monitoring the provision of custodian, fund accounting, compliance and related administrative services to the Portfolio; and making such reports and recommendations to the Trustees concerning the provision of such services as the Trustees deem appropriate; (vi) overseeing the valuation of all such portfolio investments and other assets of the Portfolio (subject to any guidelines, directions and instructions of the Trustees), and overseeing and monitoring the calculation of the net asset value of interests in the Portfolio; (vii) establishing the accounting policies of the Portfolio and reconciling accounting issues which may arise with respect to the Portfolio’s operations; (viii) reviewing the Portfolio’s bills and authorizing payments of such bills by the Portfolio’s custodian; (ix) arranging for the preparation and filing of all registration statements and other reports (such as Form N-PX) required to be filed by the Portfolio with the SEC; (x) overseeing and monitoring the activities and services of the Adviser under the Advisory Agreement and providing periodic reports to the Board with respect thereto; (xi) distributing and reviewing quarterly compliance questionnaires that require information concerning the Adviser’s compliance with Fund investment policies and restrictions (including those contained in the Portfolio’s registration statement, as well as any applicable regulatory restrictions); (xii) obtaining quarterly affirmations from the Adviser that there have been no material compliance violations during the period or, if a violation has occurred, requesting and reviewing an explanation for the violation; (xiii) reviewing the Adviser’s compliance testing program in connection with its Rule 38(a)-1 compliance certification, coordinating the Adviser’s presentation of compliance information to the Trustees, distributing and reviewing a detailed annual compliance questionnaire in conjunction with the Adviser’s Rule 38(a)-1 compliance certification; (xiv) periodically reviewing the Adviser’s Form ADV to identify changes in business model and/or potential conflicts of interest; (xv) periodically visiting the offices of the Adviser and reviewing information relating to its compliance policies and procedures; (xvi) informing the Adviser of changes to policies and procedures applicable to the Portfolio; (xvii) serving as a liaison between the Portfolio’s Board of Trustees and the

Adviser, including (but not limited to) reviewing and advising the Board with respect to any changes to the Portfolio’s investment policies requested by the Adviser and providing periodic reports to the Board regarding other investment advisory matters; (xviii) consulting with the Portfolio’s independent accountants, legal counsel, custodian, accounting and bookkeeping agents and transfer and dividend disbursing agent as necessary; and (xix) providing to the Portfolio such other internal legal, accounting, compliance and executive management services as the Trustees may reasonably request in connection with the Portfolio’s business affairs.

     Under both the Current EVM Agreement and the Proposed EVM Agreement, the Portfolio pays all expenses incident to its organization, operations, and business not specifically assumed by EVM, including expenses of maintaining the Portfolio and continuing its existence; (ii) registration of the Portfolio under the 1940 Act; (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) governmental fees; (vii) expenses of issue, sale and redemption of Interests in the Portfolio; (viii) expenses of registering and qualifying the Portfolio and Interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering documents or memoranda for such purposes and for distributing the same to Holders and investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws; (ix) expenses of reports and notices to Holders and of meetings of Holders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and other disbursements, if any, of custodians and sub-custodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances; (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, Holder servicing agents and registrars for all services to the Portfolio; (xv) expenses of servicing the accounts of Holders; (xvi) any direct charges to Holders approved by the Trustees of the Portfolio; (xvii) compensation and expenses of Trustees of the Portfolio who are not members of EVM's organization; (xviii) the advisory fees payable under any advisory agreement to which the Portfolio is a party; and (xix) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolio to indemnify its Trustees, officers and Holders with respect thereto.

     Under both the Current EVM Agreement and the Proposed EVM Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties or obligations under the agreement, EVM shall not be liable to the Portfolio or any Portfolio interestholder for any act or omissions in the course of or in connection with rendering services or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

     The Current EVM Agreement for the Portfolio was initially approved by the Trustees, including all of the Independent Trustees, on June 24, 1996 and subsequently amended on April 13, 2004 and further amended on June 13, 2005. The Current EVM Agreement was most recently approved by the Trustees on April 25, 2011. Provided it is not superseded by the Proposed EVM Agreement, the Current EVM Agreement will continue in effect until April 30, 2012 and thereafter from year to year so long as such continuance is approved at least annually by the Trustees of the Portfolio. The Proposed EVM Agreement was approved by the Trustees at a meeting held on February 7, 2011 and, if approved by shareholders, shall remain in full force and effect through and including April 30, 2012 and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after April 30, 2012 is specifically approved at least annually (i) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio and (ii) by the vote of a majority of the Independent Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval. Each such Agreement provides it (i) may be terminated, without the payment of any penalty, by the Portfolio or EVM upon 60 days’ prior written notice, or by action of the Trustees of the Portfolio, or the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio at any time upon such written notice; and (ii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Portfolio. Unlike the Current EVM Agreement, the Proposed EVM Agreement requires approval in the manner required for contracts that are subject to the requirements of Section 15(a) of the 1940 Act.

     Proposed Fee Changes. The management fee payable by the Portfolio under the Proposed EVM Agreement (the “Management Fee”) is approximately 15 basis points higher annually than fee payable to EVM under the Current EVM Agreement. However, if Proposals 1 and 2 are approved, the total aggregate asset-based advisory and management fee rates payable by the Portfolio under the New Agreements will be lower than under the Current OrbiMed and EVM Agreements as described below under “Impact of Proposed Changes to Management Fees”.

     Management Fee. Under the Proposed EVM Agreement, the amount of the Management Fee would be as follows:

Asset Level	Current EVM
(based on average daily net assets)	Agreement Fee	Proposed Management Fee

up to $500 million	0.22500%	0.375%
$500 million but less than $1 billion	0.20833%	0.340%
$1 billion but less than $1.5 billion	0.19167%	0.310%
$1.5 billion but less than $2 billion	0.17500%	0.275%
$2 billion but less than $2.5 billion	0.15833%	0.240%
$2.5 billion and over	0.14167%	0.210%

     Impact of Proposed Changes to the Management Fees. Because the Management Fee payable under the Proposed EVM Agreement will be implemented prospectively, the future impact on the fees paid by the Portfolio to EVM will depend upon the Portfolio’s future average daily net assets. However, the fees paid under the Current EVM Agreement can be compared against the fees that would have been paid if the Proposed EVM Agreement had been in place for the fiscal years ended August 31, 2009 and August 31, 2010.

     The following table shows: (i) the dollar amount of the administrative services fee paid by the Portfolio for fiscal years ended August 31, 2009 and August 31, 2010 under the Current EVM Agreement; (ii) the dollar amount of the pro forma management fee that would have been paid by the Portfolio under the Proposed EVM Agreement; and (iii) the difference between the actual fees paid and the pro forma fees using the Proposed EVM Agreement in dollars and as a percentage of the actual fees paid.

	Actual Administrative	Pro Forma
Year Ended	Fees Paid	Management Fees	Difference $ / %

8/31/09	$2,670,933	$4,389,366	$1,718,433 / 64.34%
8/31/10	$2,431,496	$4,002,132	$1,570,636 / 64.60%

     While the pro forma management fee payable under the Proposed EVM Agreement as shown above would have been significantly more than the actual administrative services fee paid during the periods, the Portfolio would have paid lower advisory fees under the Proposed OrbiMed Agreement. The table below compares the fees paid for the fiscal years ended August 31, 2009 and August 31, 2010 under the Current OrbiMed Agreement and Current EVM Agreement to the pro forma fees that would have been paid over the same period under the Proposed OrbiMed Agreement and the Proposed EVM Agreement (assuming that the MSCI Index was used for the full Performance Adjustment Period for the Proposed OrbiMed Agreement).

	Actual Advisory and	Pro Forma Advisory and
Year Ended	Administrative Fees Paid	Management Fees	Difference $ / %

8/31/09	$16,435,559	$13,156,629	($3,278,930) / (20%)
8/31/10	$14,461,706	$11,710,836	($2,750,870) / (19%)

Comparison of Current and Pro Forma Expenses

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund under the current fee structure and the pro forma fee structure. The fees would have been lower for the fiscal year ended August 31, 2010 if the Proposed OrbiMed Agreement and Proposed EVM Agreement had been in effect. For purposes of the calculation, it is assumed that each index was in place during the entire Performance Adjustment Period. The fees and expenses shown are determined based upon average net assets for the fiscal year ended August 31, 2010. For each trailing 36-month Performance Adjustment Period from August 2009 through August 2010, the Fund outperformed the S&P 500 Index and the MSCI Index by greater than 10%, resulting in the maximum performance fee adjustment rate.

Actual Fund Fees and Expenses as of 8/31/10 based on Actual Advisory and Administrative Fees Paid

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I	Class R

Maximum Sales Charge (Load) (as a	5.75%	None	None	None	None
percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a	None	5.00%	1.00%	None	None
percentage of the lower of net asset value at
purchase or redemption)

Annual Fund Operating Expenses (expenses
you pay each year as a percentage of the value
of your investment) (1)	Class A	Class B	Class C	Class I	Class R

Management Fees (2)	1.51%	1.51%	1.51%	1.51%	1.51%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	n/a	0.50%
Other Expenses	0.31%	0.31%	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	2.07%	2.82%	2.82%	1.82%	2.32%

(1)	Expenses of the Fund in the table above and the example below reflect the expenses of the Fund and Portfolio.
(2)	Management Fees include the Portfolio’s advisory fee and the management or administrative fees payable by the Portfolio or the Fund. Because the average daily net assets for the twelve-month period ended August 31, 2010 were lower than the trailing 36-month average daily net assets, the resulting performance fee adjustment was 0.33%.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same as stated in the Fund Fees and Expenses table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$ 773	$1,186	$1,625	$2,837	$ 773	$1,186	$1,625	$2,837
Class B shares	$ 785	$1,274	$1,689	$2,969	$ 285	$ 874	$1,489	$2,969
Class C shares	$ 385	$ 874	$1,489	$3,147	$ 285	$ 874	$1,489	$3,147
Class I shares	$ 185	$ 573	$ 985	$2,137	$ 185	$ 573	$ 985	$2,137
Class R shares	$ 235	$ 724	$1,240	$2,656	$ 235	$ 724	$1,240	$2,656

Pro Forma Fund Fees and Expenses as of 8/31/10 based on Pro Forma Advisory and Management Fees

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I	Class R

Maximum Sales Charge (Load) (as a	5.75%	None	None	None	None
percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a	None	5.00%	1.00%	None	None
percentage of the lower of net asset value at
purchase or redemption)

Annual Fund Operating Expenses (expenses
you pay each year as a percentage of the value
of your investment) (1)	Class A	Class B	Class C	Class I	Class R

Management Fees (2)	1.27%	1.27%	1.27%	1.27%	1.27%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	n/a	0.50%
Other Expenses	0.31%	0.31%	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	1.83%	2.58%	2.58%	1.58%	2.08%

(1)	Expenses of the Fund in the table above and the example below reflect the expenses of the Fund and Portfolio.
(2)	Management Fees include the Portfolio’s advisory fee and the management or administrative fees payable by the Portfolio or the Fund. Because the average daily net assets for the twelve-month period ended August 31, 2010 were lower than the trailing 36-month average daily net assets, the resulting performance fee adjustment was 0.20%.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same as stated in the Fund Fees and Expenses table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$750	$ 1,117	$ 1,508	$ 2,599	$ 750	$ 1,117	$ 1,508	$ 2,599
Class B shares	$ 761	$ 1,202	$ 1,570	$ 2,732	$ 261	$ 802	$ 1,370	$ 2,732
Class C shares	$ 361	$ 802	$ 1,370	$ 2,915	$ 261	$ 802	$ 1,370	$ 2,915
Class I shares	$ 161	$ 499	$ 860	$ 1,878	$ 161	$ 499	$ 860	$ 1,878
Class R shares	$ 211	$ 652	$ 1,119	$ 2,410	$ 211	$ 652	$ 1,119	$ 2,410

Information concerning the Board’s approval and recommendation follows this Proposal 2 and can be found below.

Vote Required to Approve Proposal 2

     Approval of the Proposed EVM Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Portfolio, or (b) 67% or more of the voting securities of the Portfolio present at a meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. The Fund will cast its votes with respect to the Proposed EVM Agreement in the same proportion as the votes cast by Fund shareholders at the meeting. As noted above, the implementation of the Proposed EVM Agreement is contingent on approval of Proposal 1.

     If the Proposal is not approved, the Current EVM Agreement will continue and the Board will consider what actions, if any, may be appropriate.

The Board of Trustees of the Trust recommends that the shareholders of the Fund vote FOR the approval of the Proposed EVM Agreement between EVM and the Portfolio.

Trustees Considerations with Respect to Both Proposals

     At a meeting held on February 7, 2011 the Board of Trustees, including a majority of the Independent Trustees of the Portfolio approved the New Agreements. The Board of the Fund also considered a proposal to approve a new agreement for administrative services with EVM (the “New Administration Agreement”) which would become effective upon shareholder approval of Proposal 1 and 2. In considering the New Agreements, the Trustees took into account the terms of the New Agreements and other relevant considerations, including that the New Agreements will more clearly identify the designation of responsibility for the performance of various services to the Portfolio and the Fund. A complete discussion of the Trustees’ consideration is set forth in Exhibit G.

NOTICE TO BANKS AND BROKER/DEALERS

     The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator.

Proxy Solicitation and Tabulation

     The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trust’s Board of Trustees will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Trust, by personnel of EVM, by the Fund’s transfer agent, BNY Mellon Asset Servicing, by broker-dealer firms or by a professional solicitation organization. The Fund has retained Broadridge Financial Solutions, Inc. to assist in the solicitation of proxies, for which the Fund will pay an estimated fee of approximately $700,000, including out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers, by EVM personnel, by the transfer agent, BNY Mellon Investment Servicing (US) Inc., by broker-dealer firms or by Broadridge Financial Solutions, Inc., in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs are $950,000.

     Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the Internet rather than return their proxy cards. Please see the proxy card for details. The Fund may arrange for EVM, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the Fund records votes by telephone or over the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

     All proxy cards solicited by the Trust’s Board of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to a Proposal, it will be voted FOR the matters specified on the proxy card. With respect to Fund shares held in Eaton Vance individual retirement accounts, undirected shares will be voted by EVM or an affiliate in the same proportion as shares of the Fund for which instructions were received. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be treated as shares that are present at the meeting for purposes of establishing quorum, but will have the effect of a vote against the Proposals.

     Under the By-laws of the Trust, a quorum requires the presence, in person or by proxy, of a majority of the outstanding shares of the Fund. If a quorum is not present at the meeting or if the quorum is present at the meeting, but sufficient votes by the shareholders of the Fund in favor of any proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. Abstentions and broker non-votes will not be treated as shares voted on any such adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund as described above.

Shareholder Proposals

     Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, Two International Place, Boston, MA 02110. Proposals must be received a reasonable time in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Fund does not conduct annual meetings.

Householding

     One Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement by calling 1-800-262-1122 Monday through Friday 8:00 a.m. to 6:00 p.m. (Eastern Time) or writing to Eaton Vance Management, Attn: Proxy Coordinator – Mutual Fund Operations, Two International Place, Boston, Massachusetts 02110.

May 16, 2011

Exhibit A

     As of the May 6, 2011, the following person(s) of each class of the Fund held the share percentages indicated below, which were owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances.

Class A Shares
Pershing LLC	Jersey City, NJ	10.0%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	7.5%
Class B Shares
Pershing LLC	Jersey City, NJ	12.8%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	11.4%
Morgan Stanley Smith Barney	Jersey City, NJ	5.7%
American Enterprise Investment Svc	Minneapolis, MN	5.1%
Class C Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	23.3%
Pershing LLC	Jersey City, NJ	9.5%
Raymond James Omnibus For
Mutual Funds House Account	St. Petersburg, FL	7.1%
Morgan Stanley Smith Barney	Jersey City, NJ	6.3%
Citigroup Global Markets, Inc.	Owings Mills, MD	5.2%
Class I Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	57.2%
Charles Schwab & Co., Inc.	San Francisco, CA	24.8%
LPL Financial FBO Customer Accounts	San Diego, CA	7.2%
Citigroup Global Markets, Inc.	Owings Mills, MD	6.3%
Class R Shares
Hartford Life Insurance Company – Separate Account	Windsor, CT	55.1%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	10.9%

     Beneficial owners of 25% or more of a Class are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

A-1

Exhibit B

WORLDWIDE HEALTH SCIENCES PORTFOLIO INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made this ~~24th~~___ day of ~~June, 1996~~_____, 2011, between Worldwide Health Sciences Portfolio, a ~~New York~~Massachusetts trust (the "Trust") and ~~G/A Capital Management, Inc.,~~OrbiMed Advisors LLC, a Delaware ~~corporation~~limited liability company (the "Adviser").

     1. Duties of the Adviser. The Trust hereby employs the Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and undertakes to afford to the Trust the advice and assistance of the Adviser's organization in the choice of investments and in the purchase and sale of securities for the Trust and to furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Adviser's organization and all personnel of the Adviser performing services relating to research and investment activities. The Adviser shall for all purposes herein be deemed to be independent contractors and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

               a. The Adviser shall provide the Trust with such investment management and supervision as the Trust may from time to time consider necessary for the proper supervision of the Trust. As investment adviser to the Trust, the Adviser shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Trust's assets shall be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the Investment Company Act of 1940, all as from time to time amended. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Trust and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Trust, all actions which they deem necessary or desirable to implement the investment policies of the Trust.

     The Adviser shall place all orders for the purchase or sale of portfolio securities for the account of the Trust either directly with the issuer or with brokers or dealers selected by the Adviser, and to that end the Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser shall use its best efforts to seek to execute security transactions at prices which are advantageous to the Trust and (when a disclosed commission is being charged) at reasonably competitive commission rates. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser and the Adviser is expressly authorized to pay any broker or dealer who provides such brokerage and research services a commission for executing a security transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. Subject to the requirement set forth in the second sentence of this paragraph, the Adviser is authorized to consider, as a factor in the selection of any broker or dealer with whom purchase or sale orders may be placed, the fact that such broker or dealer has sold or is selling shares of any one or more investment companies sponsored by the Adviser, Eaton Vance Management or their affiliates or shares of any other investment company investing in the Trust.

     The Adviser shall not be responsible for providing certain special administrative services to the Trust under this Agreement. Eaton Vance Management, in its capacity as ~~Administrator~~Manager of the Trust, shall be responsible for providing such services to the Trust under the Trust's separate ~~Administration~~Management Agreement with the ~~Administrator~~Manager.

     2. Compensation of the Adviser. For the services, payments and facilities to be furnished hereunder by the Adviser, the Adviser shall be entitled to receive from the Trust ~~a fee computed daily and payable monthly at an annual rate of 1.00% of the Trust's average daily net assets up to $30 million of such assets, 0.90% of the next $20 million of such assets, and 0.75% on such assets in excess of $50 million. For assets of $500 million or more, the advisory fee is as follows:~~

~~Annual~~
~~Average Daily Net Assets~~	~~Asset Rate~~

~~$500 million but less than $1 billion~~	~~0.70%~~
~~$1 billion but less than $1.5 billion~~	~~0.65%~~
~~$1.5 billion but less than $2 billion~~	~~0.60%~~
~~$2 billion but less than $3 billion~~	~~0.55%~~
~~$3 billion and over~~	~~0.50%~~

     ~~After 12 months, the basic advisory fee is subject to upward or downward adjustment depending upon whether, and to what extent, the investment performance of the Trust differs by at least one percentage point from the record of the Standard & Poor's Index of 500 Common Stocks over the same period. Each percentage point difference is multiplied by a performance adjustment rate of 0.025%. The maximum adjustment plus/minus is 0.25%. One twelfth (1/12) of this adjustment is applied each month to the average daily net assets of the Trust over the entire performance period. This adjustment shall be based on a rolling period of up to and including the most recent 36 months. Trust performance shall be total return as computed under Rule 482 under the Securities Act of 1933.~~

     ~~Such advisory fee shall be paid monthly in arrears on the last business day of each month. The Trust's net asset value shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Trustees of the Trust. In case of initiation or termination of the Agreement during any month, the fee for that month shall be based on the number of calendar days during which it is in effect.~~

     the compensation described on Appendix A. The Adviser may, from time to time, waive all or a part of the above compensation to which it is entitled hereunder.

     3. Allocation of Charges and Expenses. It is understood that the Trust will pay all expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Fund shall include, without implied limitation, (i) expenses of maintaining the Trust and continuing its existence, (ii) registration of the Trust under the Investment Company Act of 1940, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, and redemption of Interests in the Trust, (viii) expenses of registering and qualifying the Trust and Interests in the Trust under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to Holders and investors, and fees and expenses of registering and maintaining registrations of the Trust and of the Trust's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to Holders and of meetings of Holders and proxy solicitations ~~therefor~~therefore, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and

B-2

disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account ~~balanced~~balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, Holder servicing agents and registrars for all services to the Trust, (xv) expenses for servicing the account of Holders, (xvi) any direct charges to Holders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of one of the Adviser's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers and Holders with respect thereto.

     4. Other Interests. It is understood that Trustees and officers of the Trust and Holders of Interests in the Trust are or may be or become interested in the Adviser as trustees, shareholders or otherwise and that trustees, officers and shareholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as Holder or otherwise. It is also understood that trustees, officers, employees and shareholders of the Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which the Adviser or Eaton Vance Management may organize, sponsor or acquire, or with which it may merge or consolidate, and that the Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

     5. Limitation of Liability of the Adviser. The services of the Adviser to the Trust are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other business activities. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any Holder of Interests in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

     6. Sub-Investment Adviser. The Adviser may employ one or more sub-investment advisers from time to time to perform such of the acts and services of the Adviser, including the selection of brokers or dealers to execute the Trust's portfolio security transactions, and upon such terms and conditions as may be agreed upon between the Adviser and such investment adviser and approved by the Trustees of the Trust, all as permitted by the Investment Company Act of 1940.

     7. Duration and Termination of this Agreement. a. This Agreement shall become effective upon the date of its execution, subject to the condition that the Trust’s Board, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser, and~~, unless~~ the Holders of Interests in the Trust, shall have approved this Agreement in the manner required by the 1940 Act. Unless terminated as herein provided, this Agreement shall remain in full force and effect through and including ~~February 28, 1997~~April 30, 2012 and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after ~~February 28, 1997~~April 30, 2012 is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser ~~or~~ (the ~~Trust~~“Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval.

               b. Any party hereto may, at any time on sixty (60) days' prior written notice to the others, terminate that party's obligations hereunder, or, in the case of the Trust, terminate this Agreement in its entirety, without the payment of any penalty, by action of Trustees of the Trust or the trustees or directors of the Adviser, as the case may be, and the Trust may, at any time upon such written notice to the Adviser, terminate this Agreement with respect to the Adviser by vote of a majority of the outstanding voting securities of the Trust. This Agreement shall terminate automatically in the event of its assignment.

     8. Amendments of the Agreement. This Agreement may be amended by a writing signed by all parties hereto, provided that no amendment to this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of an Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Trust.

     9. Limitation of Liability. The Adviser expressly acknowledges the provision in the Declaration of Trust of the Trust (Section 5.2 and 5.6) limiting the personal liability of the Trustees and officers of the Trust, and the Adviser hereby agrees that it shall have recourse to the Trust for payment of claims or obligations as between the Trust and the Adviser arising out of this Agreement and shall not seek satisfaction from any Trustee or officer of the Trust.

     10. Certain Definitions. The terms "assignment" and "interested persons" when used herein shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. The term "vote of a majority of the outstanding voting securities" shall mean the vote, at a meeting of Holders, of the lesser of (a) 67 per centum or more of the Interests in the Trust present or represented by proxy at the meeting if the Holders of more than 50 per centum of the outstanding Interests in the Trust are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding Interests in the Trust. The terms "Holders" and "Interests" when used herein shall have the respective meanings specified in the Declaration of Trust of the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

WORLDWIDE HEALTH SCIENCES PORTFOLIO

By:
----------------------------------

~~G/A CAPITAL MANAGEMENT, INC.~~
ORBIMED ADVISORS LLC

By:
----------------------------------

APPENDIX A

For the services, payments and facilities furnished by the Adviser under this Agreement, the Adviser is entitled to receive from the Trust a fee computed daily and payable monthly equal to the following asset-based fee as adjusted by the performance-based adjustment set forth below:

Asset-based fee:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.50%
$500 million but less than $1 billion	0.47%
$1 billion but less than $1.5 billion	0.43%
$1.5 billion but less than $2 billion	0.40%
$2 billion but less than $2.5 billion	0.37%
$2.5 billion and over	0.33%

The Trust's net asset value shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Trustees of the Trust.

Performance-based adjustment: The asset-based fee is subject to upward or downward adjustment depending upon whether, and to what extent, the investment performance of the Trust differs by at least one percentage point from the record of the MSCI World Health Care Index (the “Index Return”) over the same period, except during the transition period as described below. Each percentage point difference is multiplied by a performance adjustment rate of 0.015%. The maximum adjustment plus/minus is 0.15%. One twelfth (1/12) of this adjustment is applied each month to the average daily net assets of the Trust over the entire performance period. This adjustment shall be based on a rolling period of up to and including the most recent 36 months (the “Performance Adjustment Period”). Trust performance shall be total return as computed under Rule 482 under the Securities Act of 1933.

Transition period: For the Performance Adjustment Period commencing on the effective date of this Agreement (the “Effective Date”), the Index Return will be the blended record of (i) the Standard & Poor's Index of 500 Common Stocks for the period prior to the Effective Date and (ii) the MSCI World Health Care Index for the period after the Effective Date.

Exhibit C

Officers of the Trust and Portfolio

The officers of the Trust and Portfolio and their length of service are set forth below. Because of their positions with Eaton and their ownership of EVC stock, the officers of the Trust and the Portfolio benefit from the management fees paid by the Portfolio to EVM (or, in the case of Mr. Isaly, from the advisory fees paid by the Portfolio to OrbiMed). Unless otherwise indicated, the positions listed under “Position(s) Held with the Trust and/or Portfolio” are held with both the Trust and the Portfolio. As used in this Exhibit C “BMR" refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., and “Eaton Vance” refers to Eaton Vance Management. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. Each officer affiliated with EVM may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Term of Office and
Name, Address and	Position(s) Held with	Length of Time	Principal Occupations During Past
Year of Birth(1)	Trust/Portfolio	Served	Five Years

Duncan W.	President of the Trust	President since 2011,	Director of EVC and Executive Vice
Richardson	and Vice President of	Vice President since	President and Chief Equity
1957	the Portfolio	2002	Investment Officer of EVC, EVM and
BMR. Officer of 95 registered
investment companies managed by
EVM or BMR.

Samuel D. Isaly	President of the	Since 2002	Managing Member of OrbiMed
1945	Portfolio		Advisors LLC. Officer of 1 registered
investment company managed by
EVM or BMR.

Barbara E. Campbell	Treasurer	Of the Trust since	Vice President of EVM and BMR.
1957		2005 and of the	Officer of 177 registered investment
		Portfolio since 2008	companies managed by EVM or
BMR.

Maureen A. Gemma	Vice President,	Vice President since	Vice President of EVM and BMR.
1960	Secretary and	2011, Secretary since	Officer of 177 registered investment
	Chief Legal	2007 and Chief Legal	companies managed by EVM or
	Officer	Officer since 2008	BMR.

Paul M. O’Neil	Chief	Since 2004	Vice President of EVM and BMR.
1953	Compliance		Officer of 177 registered investment
	Officer		companies managed by EVM or
BMR.

(1) The business address of each officer is Two International Place, Boston, MA 02110.

C-1

Exhibit D

The following chart shows how the Portfolio, the S&P 500 Index, and the MSCI Index have performed each month from September 2007 through August 2010.

	Portfolio
Month Ended	Performance	S&P 500 Index	MSCI Index

9/30/2007	2.82%	3.72%	3.24%
10/31/2007	2.83%	1.59%	0.51%
11/30/2007	0.54%	-4.18%	1.84%
12/31/2007	-4.96%	-0.69%	-3.45%
1/31/2008	-3.05%	-6.00%	-4.54%
2/29/2008	-5.46%	-3.25%	-1.59%
3/31/2008	-1.32%	-0.43%	-3.11%
4/30/2008	5.56%	4.87%	0.84%
5/31/2008	1.59%	1.30%	1.79%
6/30/2008	-2.56%	-8.42%	-2.99%
7/31/2008	12.97%	-0.84%	4.41%
8/31/2008	-0.21%	1.45%	0.44%
9/30/2008	-4.53%	-8.90%	-7.25%
10/31/2008	-10.90%	-16.79%	-10.96%
11/30/2008	-5.34%	-7.18%	-6.89%
12/31/2008	8.92%	1.05%	7.39%
1/31/2009	-0.43%	-8.44%	-3.66%
2/28/2009	-9.55%	-10.61%	-11.98%
3/31/2009	6.60%	8.74%	5.79%
4/30/2009	-3.01%	9.56%	-0.04%
5/31/2009	4.55%	5.59%	7.54%
6/30/2009	2.71%	0.20%	2.14%
7/31/2009	5.23%	7.55%	6.85%
8/31/2009	2.17%	3.61%	2.71%
9/30/2009	2.24%	3.73%	2.38%
10/31/2009	-6.22%	-1.85%	-1.43%
11/30/2009	4.49%	6.00%	6.74%
12/31/2009	2.78%	1.93%	2.08%
1/31/2010	1.85%	-3.59%	-0.77%
2/28/2010	2.03%	3.09%	0.11%
3/31/2010	5.97%	6.03%	2.25%
4/30/2010	-1.26%	1.58%	-3.69%
5/31/2010	-8.38%	-7.98%	-7.83%
6/30/2010	-0.73%	-5.23%	0.29%
7/31/2010	3.23%	7.00%	0.89%
8/31/2010	0.06%	-4.51%	0.24%
Source: Lipper, Inc.

     Portfolio returns presented above include reinvestment of dividends and distributions, and are net of estimated Portfolio expenses. The Portfolio’s performance may differ significantly from performance of the securities held in the indices. The indices are not available for direct investment, therefore their performance does not reflect the expenses associated with the management of an actual portfolio. The Portfolio’s past performance does not necessarily indicate how it will perform in the future.

D-1

Annualized Realized Volatility (Calendar Month End Returns)
For the Period Ended December 31, 2010

Term	S&P 500 Index	MSCI Index

5 years	17.8%	14.3%
10 years	16.4%	12.7%

Past performance is no guarantee of future results.

D-2

Exhibit E

The following tables show numerically and graphically the hypothetical impact of fluctuating average daily net assets on the base fee and fluctuating assets over the Performance Adjustment Period on the performance adjustment, in addition to the impact that fluctuating portfolio performance has on the monthly performance fee. This information is not intended to represent past or future performance of the Portfolio.

Example	Month 1	Month 2	Month 3	Month 4

Base Fee Average Net Assets
(current period)	$ 1,000,000,000	$ 1,100,000,000	$ 1,050,000,000	$ 1,500,000,000
Performance Fee Average Net
Assets (Rolling 36 month)	$ 1,400,000,000	$ 1,200,000,000	$ 1,150,000,000	$ 1,100,000,000
36 Month Cumulative Portfolio
Performance	8%	6%	12%	8%
36 Month Benchmark
Performance	4%	15%	2%	14%
Difference	4%	-9%	10%	-6%
Monthly Base Fee	$ 404,167	$ 440,000	$ 422,083	$ 583,333
Monthly Performance Fee	$ 70,000	$ (135,000)	$ 143,750	$ (82,500)
Total Monthly Fee After
Performance Adjustment	$ 474,167	$ 305,000	$ 565,833	$ 500,833

E-1

Exhibit F

WORLDWIDE HEALTH SCIENCES PORTFOLIO MANAGEMENT AGREEMENT

     AGREEMENT made this ___ day of ____________, 2011 between Worldwide Health Sciences Portfolio, a Massachusetts business trust, (the "Trust") and Eaton Vance Management, a Massachusetts business trust, (the "Manager"):

     1. Duties of the Manager. The Trust hereby employs the Manager to manage the affairs of the Trust, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Agreement. The Manager hereby accepts such employment, and agrees to manage the Trust's affairs and, in connection therewith, to furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for managing the affairs of the Trust. OrbiMed Advisors, LLC, in its capacity as investment adviser to the Trust, (the “Adviser”) is responsible for managing the investment and reinvestment of the assets of the Trust under the Trust's separate Investment Advisory Agreement dated _____________, 2011 (the “Advisory Agreement”). The Manager's services shall include (but are not limited to) the following:

  arranging for and assisting in the preparation and assembly of all financial and related reporting required to be filed by the Trust with the Securities and Exchange Commission (the “SEC”) on Forms N-CSR, N-Q and N- SAR, or on such other form as the SEC may require, and the filing of such reports with the SEC;
  reviewing the provision of services by the Trust’s independent accountants, including, but not limited to, the audit by such accountants of financial statements of the Trust and the preparation by such accountants of the Trust’s federal, state and local tax returns; and making such reports and recommendations to the Trustees of the Trust concerning the performance of the independent accountants as the Trustees deem appropriate;
  arranging for the filing with the appropriate authorities all required federal, state and local tax returns and monitoring compliance with sub-chapter M of the Internal Revenue Code and making recommendations regarding distributions from income and capital gains in connection therewith;
  arranging for meetings of Holders of the Trust and preparing materials relating to Holder meetings;
  overseeing and monitoring the provision of custodian, fund accounting, compliance and related administrative services to the Trust; and making such reports and recommendations to the Trustees concerning the provision of such services as the Trustees deem appropriate;
  overseeing the valuation of all such portfolio investments and other assets of the Trust (subject to any guidelines, directions and instructions of the Trustees), and overseeing and monitoring the calculation of the net asset value of interests in the Trust;
  establishing the accounting policies of the Trust and reconciling accounting issues which may arise with respect to the Trust’s operations;
  reviewing the Trust’s bills and authorizing payments of such bills by the Trust’s custodian;
  arranging for the preparation and filing of all registration statements and other reports (such as Form N-PX) required to be filed by the Trust with the SEC;
  overseeing and monitoring the activities and services of the Adviser under the Advisory Agreement and providing periodic reports to the Board with respect thereto;
  distributing and reviewing quarterly compliance questionnaires that require information concerning the Adviser’s compliance with Fund investment policies and restrictions (including those contained in the Trust’s registration statement, as well as any applicable regulatory restrictions);
  obtaining quarterly affirmations from the Adviser that there have been no material compliance violations during the period or, if a violation has occurred, requesting and reviewing an explanation for the violation;
  reviewing the Adviser’s compliance testing program in connection with its Rule 38(a)-1 compliance certification, coordinating the Adviser’s presentation of compliance information to the Trustees, distributing and reviewing a detailed annual compliance questionnaire in conjunction with the Adviser’s Rule 38(a)-1 compliance certification;

  periodically reviewing the Adviser’s Form ADV to identify changes in business model and/or potential conflicts of interest;
  periodically visiting the offices of the Adviser and reviewing information relating to its compliance policies and procedures;
  informing the Adviser of changes to policies and procedures applicable to the Trust;
  serving as a liaison between the Trust’s Board of Trustees and the Adviser, including (but not limited to) reviewing and advising the Board with respect to any changes to the Trust’s investment policies requested by the Adviser and providing periodic reports to the Board regarding other investment advisory matters;
  consulting with the Trust’s independent accountants, legal counsel, custodian, accounting and bookkeeping agents and transfer and dividend disbursing agent as necessary; and
  providing to the Trust such other internal legal, accounting, compliance and executive management services as the Trustees may reasonably request in connection with the Trust’s business affairs.

     2. Compensation of the Manager. For the services, payments and facilities to be furnished hereunder by the Manager, the Trust shall compensate the Manager as described on Appendix A. The Manager may, from time to time, waive all or a part of such compensation.

     In case of initiation or termination of this Agreement during any month, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee shall be computed upon the average net assets for the business days it is so in effect for that month.

     3. Allocation of Charges and Expenses. It is understood that the Trust will pay all its expenses other than those expressly stated to be payable by the Manager hereunder, which expenses payable by the Trust shall include, without implied limitation:

(i)	expenses of maintaining the Trust and continuing its existence;
(ii)	commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments;
(iii)	auditing, accounting and legal expenses,
(iv)	taxes and interest;
(v)	governmental fees;
(vi)	expenses of issue, sale and redemption of Interests in the Trust;
(vii)	expenses of registering and qualifying the Trust and Interests in the Trust under federal and state securities laws and of preparing and printing registration statements or other offering documents or memoranda for such purposes and for distributing the same to Holders and investors, and fees and expenses of registering and maintaining registrations of the Trust and of the Trust's placement agent as broker-dealer or agent under state securities laws;
(viii)	expenses of reports and notices to Holders and of meetings of Holders and proxy solicitations therefore;
(x)	expenses of reports to governmental officers and commissions;
(xi)	insurance expenses;
(xii)	association membership dues;
(xiii)	fees, expenses and other disbursements, if any, of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances);
(xiv)	fees, expenses and disbursements of transfer agents, dividend disbursing agents, Holder servicing agents and registrars for all services to the Trust;

(xv)	expenses of servicing the accounts of Holders;
(xvi)	any direct charges to Holders approved by the Trustees of the Trust;
(xvii)	compensation and expenses of Trustees of the Trust who are not employees, officers, directors or trustees, of the Manager or any affiliate of the Manager;
(xviii)	the advisory fees payable under any advisory agreement to which the Trust is a party; and
(xix)	such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers and Holders with respect thereto.

     4. Other Interests. It is understood that Trustees, officers and Holders of Interest in the Trust are or may be or become interested in the Manager as Trustees, officers, or employees, or otherwise and that Trustees, officers and employees of the Manager are or may be or become similarly interested in the Trust, and that the Manager may be or become interested in the Trust as a shareholder or otherwise. It is also understood that Trustees, officers and employees of the Manager may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which the Manager may organize, sponsor or acquire, or with which it may merge or consolidate, and that the Manager or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

     5. Limitation of Liability of the Manager. The services of the Manager of the Trust are not to be deemed to be exclusive, the Manager being free to render services to others and engage in other business activities. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or to any Holder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

     6. Duration and Termination of the Agreement. This Agreement shall become effective upon the date of its execution, subject to the condition that the Trust’s Board, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the Holders of Interests in the Trust, shall have approved this Agreement in the manner required for contracts that are subject to the requirements of Section 15(a) of the 1940 Act. Unless terminated as herein provided, this Agreement shall remain in full force and effect through and including April 30, 2012 and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after April 30, 2012 is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Manager (the “Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval.

     Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Agreement, without the payment of any penalty, by action of its Trustees, and the Trust may, at any time upon such written notice to the Manager, terminate this Agreement by vote of a majority of the outstanding voting securities of the Trust. This Agreement shall terminate automatically in the event of its assignment.

     7. Amendment of the Agreement. This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved by the vote of a majority of the Trustees of the Trust.

     8. Limitation of Liability. The Manager expressly acknowledges the provision in the Declaration of Trust of the Trust limiting the personal liability of the Trustees and officers of the Trust, and the Manager hereby agrees that it shall have recourse to the Trust for payment of claims or obligations as between the Trust and the Manager arising out of this Agreement and shall not seek satisfaction from any Trustee or officer of the Trust.

     9. Certain Definitions. The term "assignment" when used herein shall have the meaning specified in the 1940 Act as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order. The terms "Holders" and "Interests" when used herein shall have the respective meanings specified in the Declaration of Trust of the Trust.

WORLDWIDE HEALTH SCIENCES PORTFOLIO	EATON VANCE MANAGEMENT

_________________________________	_________________________________
Secretary	Vice President

Appendix A

Compensation. For the services, payments and facilities to be furnished hereunder by the Manager, the Manager shall be entitled to receive from the Trust a fee computed daily and payable monthly at an annual rate equal to the following asset-based fee rate:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.375%
$500 million but less than $1 billion	0.340%
$1 billion but less than $1.5 billion	0.310%
$1.5 billion but less than $2 billion	0.275%
$2 billion but less than $2.5 billion	0.240%
$2.5 billion and over	0.210%

The Trust's net asset value shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Trustees of the Trust.

Exhibit G

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At an in-person meeting held on February 7, 2011, the Board of Trustees (the “Board”) of the Worldwide Health Sciences Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Worldwide Health Sciences Fund (the “Fund”) invests, including a majority of the Independent Trustees, considered a proposal to approve an amended and restated investment advisory agreement pursuant to which OrbiMed Advisors LLC (“OrbiMed”) will continue to provide investment advisory services to the Portfolio (the “Proposed OrbiMed Agreement”) and a new management agreement with Eaton Vance Management (“EVM”) pursuant to which EVM will be responsible for the administration, compliance and oversight of the Portfolio (the “Proposed EVM Agreement”). The Board of the Fund also considered a proposal to approve a new agreement for administrative services with EVM (the “New Administration Agreement”). The Proposed OrbiMed Agreement and the Proposed EVM Agreement (collectively, the “New Agreements”) are subject to approval by shareholders of the Fund (as an interestholder of the Portfolio) and, if approved by shareholders, would replace the current advisory agreement between OrbiMed and the Portfolio and the current management agreement between EVM and the Portfolio (collectively, the “Current Agreements”). At such time, the New Administration Agreement also would become effective.

The Board reviewed information with respect to the Fund, the Portfolio and the approval of other investment advisory agreements for other Eaton Vance Funds that was furnished by OrbiMed and EVM for meetings in 2010 and in February 2011. Such information included, among other things, the following:

Information about Fees and Expenses

  The advisory and related fees to be paid by the Fund and the Portfolio and the anticipated expense ratio of the Fund and the Portfolio;
  Comparative information concerning fees charged by EVM and its affiliates and OrbiMed for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund and the Portfolio, and concerning fees charged by other advisers for managing funds similar to the Fund and the Portfolio;
  Profitability analyses for EVM and OrbiMed with respect to the Fund and the Portfolio;

Information about Portfolio Management

  Descriptions of the investment management services to be provided to the Fund and the Portfolio, including the investment strategies and processes to be employed;
  Information concerning the allocation of brokerage and the benefits expected to be received by EVM and OrbiMed as a result of brokerage allocation for the Fund, including information concerning the acquisition of research through “soft dollar” and/or client commission arrangements in connection with the Fund’s brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;
  Data relating to portfolio turnover rates of the Fund;
  The procedures and processes to be used to determine the fair value of Fund and Portfolio assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about EVM and OrbiMed

  Reports detailing the financial results and condition of EVM and OrbiMed;
  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund and the Portfolio, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

  Copies of the Codes of Ethics of EVM and its affiliates and OrbiMed, together with information relating to compliance with and the administration of such codes;
  Copies of or descriptions of EVM’s and OrbiMed’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
  Information concerning the resources devoted to compliance efforts undertaken by EVM and its affiliates and OrbiMed on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
  Descriptions of the business continuity and disaster recovery plans of EVM and its affiliates and OrbiMed;
  A description of EVM’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

  Information concerning the nature, cost and character of the administrative and other non- investment management services to be provided by EVM and its affiliates and OrbiMed;
  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by EVM or the administrator; and
  The terms of the New Agreements.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the New Agreements, including their fee structures, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the terms of the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services provided to the Portfolio by OrbiMed and to the Portfolio and the Fund by EVM. The Board considered that since the inception of the Portfolio, the Board has viewed OrbiMed and EVM as providing a package of inter-related services that together are necessary and appropriate for the management of the Portfolio and administration of the Fund.

The Board also considered OrbiMed’s and EVM’s management capabilities and OrbiMed’s investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted OrbiMed’s experience in managing health sciences portfolios and the experience of the large group of professional and support staff including portfolio managers, traders and analysts who provide services under the investment advisory agreement. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at OrbiMed were appropriate to fulfill effectively its duties on behalf of the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of OrbiMed to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of OrbiMed, EVM and their respective affiliates. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of OrbiMed and EVM and their affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by OrbiMed and EVM, taken as a whole, are appropriate and consistent with the terms of the New Agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2010 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including the management and administrative fee rates, to be payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2010, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses throughout the Eaton Vance fund complex level.

In approving the New Agreements, the Board considered and accepted the recommendation from OrbiMed and EVM to change the benchmark index from the S&P 500 Composite Stock Price Index (the “S&P 500 Index”) to the MSCI World Health Care Index (the “MSCI Index”) on the basis that the composition of the Portfolio, including the universe of securities considered for investment by the Portfolio, more closely resembles the MSCI Index than the S&P 500 Index and, accordingly, the interests of the Portfolio and OrbiMed would be more closely aligned by changing the benchmark index. The Board noted that the MSCI currently is the secondary index for the Fund.

In considering the management fees and the Fund’s estimated total expense ratio, the Board noted that the advisory fee is subject to a performance-based adjustment that is intended to align the interests of OrbiMed with the interests of shareholders and that the performance-based adjustment varies based on whether the Fund outperforms or underperforms its benchmark index by at least 1.00% and based on its average daily net assets over the entire performance measurement period. The Board further noted that, for the performance measurement period ended September 30, 2010, the performance-based adjustment had a material effect on the amount of management fees and the total expense ratio of the Fund. The Board also took into consideration that the aggregate of all fees to be payable to OrbiMed and EVM under the New Agreements would be lower than the aggregate fees payable under the Current Agreements, except to the extent that such fees may vary by reason of the change in the benchmark index to be used in determining the performance fee adjustment under the Proposed OrbiMed Agreement and that under the Proposed EVM Agreement, EVM is contractually undertaking additional obligations for which compensation to EVM is appropriate.

After reviewing the foregoing information, and in light of the nature, extent and quality of the package of inter-related services to be provided by OrbiMed and EVM under the New Agreements, the Board concluded that the management fees proposed to be charged for services provided pursuant to the New Agreements are reasonable.

Profitability

The Board reviewed the level of profits realized, and projected to be realized, by OrbiMed and EVM and their respective affiliates in providing services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized by OrbiMed or EVM without regard to revenue sharing or other payments by such party in respect of distribution services. The Board also considered other direct or indirect benefits currently received and expected to be received by OrbiMed or

EVM in connection with their relationships with the Portfolio and the Fund, including the benefits to OrbiMed of research services that may be available as a result of securities transactions effected for the Portfolio and other investment advisory clients and the benefits to EVM of payments by OrbiMed to an affiliate of EVM to support marketing of the Fund, which payments will cease upon the effectiveness of the New Agreements.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the package of inter-related services to be rendered by OrbiMed and EVM under the New Agreements, the profits expected to be realized by OrbiMed and EVM under the New Agreements are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which OrbiMed and EVM, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and OrbiMed’s and EVM’s profitability may have been affected by such increases or decreases. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to be shared equitably.

EatVanPxy-0511

Your Proxy Vote is Important!
PROXY TABULATOR		*** 3 EASY WAYS TO VOTE YOUR PROXIES ***
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735	1)	Read the Proxy Statement and have the proxy card below
at hand.
	2)	Go to website www.proxyvote.com.
	3)	Follow the instructions provided on the website.
To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card below
at hand.
	2)	Call 1-800-690-6903.
	3)	Follow the instructions.
To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

PLEASE VOTE, SIGN, DATE AND RETURN YOUR PROXY TODAY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

	Yes	No
Mark the box to the right if you plan to attend the Special Meeting. If you plan to attend the Special Meeting in person, please be prepared to present photo identification and proof of your share ownership.	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

Important Notice Regarding the Availability of Proxy Materials for the
EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
Shareholder Meeting to Be Held on July 1, 2011

The Proxy Statement for this meeting is available at www.eatonvance.com.

<XXXXX>2

PROXY **PROXY**

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
SPECIAL MEETING OF SHAREHOLDERS – July 1, 2011
PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints BARBARA E. CAMPBELL, DEBORAH A. CHLEBEK, MAUREEN A. GEMMA and DUNCAN W. RICHARDSON, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at Two International Place, Boston, Massachusetts 02110, on Friday, July 1, 2011 at 3:00 p.m., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued on reverse side)